UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     September 14, 2005 (September 8, 2005)
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                Date of report (Date of earliest event reported)

                         AMERICAN RETIREMENT CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

      Tennessee                     01-13031                    62-1674303
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   (State or Other                (Commission                (I.R.S. Employer
   Jurisdiction of                File Number)              Identification No.)
    Incorporation)

           111 Westwood Place, Suite 200
               Brentwood, Tennessee                              37027
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     (Address of Principal Executive Offices)                  (Zip Code)

                                 (615) 221-2250
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement

     On September 8, 2005, we entered into a Purchase and Sale Agreement with Epoch SL VI, Inc. ("Epoch"), an affiliate of Epoch Senior Living, Inc., pursuant to which we have agreed to acquire eight senior living communities from Epoch. The communities are located in Arizona (2), Colorado, Georgia, Kansas, Minnesota, Nevada and Texas. The purchase price for the acquired assets is $138,000,000 (subject to customary closing adjustments) plus customary transaction expenses. In addition, we have agreed to assume certain operating liabilities of Epoch at closing. In connection with the execution of the agreement, we made a $5,000,000 deposit toward the purchase price, which is being held in accordance with the terms of an escrow agreement with Epoch and a third party escrow agent.

     The consummation of the transaction is subject to receipt of required regulatory approvals and satisfaction of certain closing conditions and contingencies. The transaction is expected to close no later than December 15, 2005.

     To facilitate the initial closing of the transaction, on September 14, 2005, we obtained a firm commitment from Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., to provide all of the debt financing for the transaction. Under this commitment, we may draw up to $110 million of 5-year term financing, if necessary. In addition, we are evaluating opportunities to work with prospective joint venture partners in an effort to optimize the long-term use of our corporate capital resources. The capital structure will be finalized taking into consideration various tax, legal and financial matters.

Risks Associated with Forward-Looking Statements
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     This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding the intent, belief or expectations of us or our management, including, but not limited to, all statements regarding the consummation of the acquisition and the related financing and all statements regarding our expectations concerning the future financial performance of the acquired communities and their effect on our financial performance. All forward-looking statements may be affected by certain risks and uncertainties, including without limitation the following: (i) our ability to successfully complete the Epoch portfolio acquisition and integrate it into our operations, (ii) our ability to consummate the anticipated financing, (iii) our ability to obtain the required regulatory approvals and satisfy the other closing conditions, (iv) the risk that we will be unable to improve our results of operations, increase cash flow and reduce expenses, (v) the risks associated with adverse market conditions of the senior housing industry and the United States economy in general, (vi) the risk associated with our significant leverage, and (vii) the risk factors described in our Annual Report on Form 10-K/A for the year ended December 31, 2004 under the caption "Risk Factors" and in our other filings with the SEC.


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     Should one or more of those risks materialize, actual results could differ materially from those forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of these assumptions could prove to be inaccurate, and therefore, there can be no assurance that the forward-looking statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that our forecasts, expectations, objectives or plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     AMERICAN RETIREMENT CORPORATION


                                     By:   /s/  Bryan D. Richardson
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                                           Bryan D. Richardson
                                           Executive Vice President - Finance
                                           and Chief Financial Officer

Date:  September 14, 2005


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